Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER AND FULL YEAR 2019

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue” or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements, include, but are not limited to:

▪	difficult conditions in global capital markets and the economy;

▪	deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and fluctuations in interest rates;

▪	ratings downgrades could affect investment values and, therefore, statutory surplus;

▪	the adequacy of our loss reserves and loss expense reserves;

▪
the frequency and severity of natural and man-made catastrophic events, including, but not limited to, hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, including cyber-attacks, explosions, severe winter weather, floods, and fires;

▪	adverse market, governmental, regulatory, legal, or judicial conditions or actions;

▪	the concentration of our business in the Eastern Region;

▪	the cost and availability of reinsurance;

▪	our ability to collect on reinsurance and the solvency of our reinsurers;

▪	the impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;

▪	uncertainties related to insurance premium rate increases and business retention;

▪	changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;

▪	the effects of data privacy or cyber security laws and regulations on our operations;

▪
major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues and/or increased expenses, particularly if we experience a significant privacy breach;

•	recent federal financial regulatory reform provisions that could pose certain risks to our operations;

▪	our ability to maintain favorable ratings from rating agencies, including A.M. Best, Standard & Poor’s, Moody’s, and Fitch;

▪	our entry into new markets and businesses; and

▪
other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.

These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2019	2019	2019	2019	2018	2019	2018

For Period Ended
Gross premiums written	$730.6	792.6	812.7	772.9	676.6	3,108.8	2,916.9
Net premiums written	628.2	676.9	701.4	672.9	582.8	2,679.4	2,514.3
Change in net premiums written, from comparable prior year period	8%	4	7	8	5	7	6

Underwriting income, before-tax	$54.5	31.3	44.6	33.6	45.4	164.0	121.2
Net investment income earned, before-tax	57.6	55.8	58.5	50.6	54.1	222.5	195.3
Net realized and unrealized investment (losses) gains, before-tax*	(0.9)	(2.2)	4.0	13.5	(37.9)	14.4	(54.9)

Net income	$81.9	56.2	72.3	61.3	45.8	271.6	178.9
Non-GAAP operating income**	82.5	58.8	69.1	54.0	72.0	264.4	218.6

At Period End
Total assets	8,797.2	8,719.4	8,575.6	8,282.8	7,952.7	8,797.2	7,952.7
Total invested assets	6,688.7	6,551.7	6,421.3	6,233.7	5,960.7	6,688.7	5,960.7
Stockholders' equity	2,194.9	2,137.4	2,059.5	1,925.2	1,791.8	2,194.9	1,791.8
Shares outstanding	59.5	59.4	59.3	59.2	58.9	59.5	58.9

Per Share and Share Data
Net income per diluted share	$1.36	0.93	1.21	1.02	0.76	4.53	3.00
Non-GAAP operating income per diluted share**	1.37	0.97	1.16	0.90	1.20	4.40	3.66

Weighted average diluted shares outstanding	60.1	60.1	59.9	59.9	59.8	60.0	59.7

Book value per share	$36.91	35.98	34.71	32.51	30.40	36.91	30.40

Dividends paid per share	0.23	0.20	0.20	0.20	0.20	0.83	0.74

Financial Ratios
Loss and loss expense ratio	57.6%	60.9	59.4	61.1	58.7	59.7	61.5
Underwriting expense ratio	34.1	34.1	33.5	33.3	33.7	33.8	33.2
Dividends to policyholders ratio	0.1	0.2	0.2	0.3	0.3	0.2	0.3
GAAP combined ratio	91.8%	95.2	93.1	94.7	92.7	93.7	95.0

Annualized ROE	15.1	10.7	14.5	13.2	10.4	13.6	10.2

Annualized non-GAAP operating ROE**	15.2	11.2	13.9	11.6	16.3	13.3	12.5

Debt to total capitalization	20.1	20.5	21.1	22.2	19.7	20.1	19.7

Net premiums written to policyholders' surplus	1.4x	1.4x	1.4x	1.4x	1.4x	1.4x	1.4x

Invested assets per dollar of stockholders' equity	$3.05	3.07	3.12	3.24	3.33	3.05	3.33

*	Refer to Page 2 for components of realized and unrealized investment losses and gains.
** Non-GAAP measure. Refer to Page 14 for definition.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2019	2019	2019	2019	2018	2019	2018

Revenues
Net premiums earned	$668.4	653.6	642.6	632.6	625.3	2,597.2	2,436.2
Net investment income earned	57.6	55.8	58.5	50.6	54.1	222.5	195.3
Net realized and unrealized (losses) gains:
Net realized investment gains (losses) on disposals	—	20.4	2.9	3.4	(23.0)	26.7	(19.0)
Unrealized (losses) gains on equity securities	(0.6)	(20.3)	2.1	10.1	(13.8)	(8.6)	(29.4)
Other-than-temporary impairments	(0.3)	(2.3)	(1.0)	(0.1)	(1.1)	(3.6)	(6.6)
Total net realized and unrealized (losses) gains	(0.9)	(2.2)	4.0	13.5	(37.9)	14.4	(54.9)
Other income	3.8	3.2	3.1	2.3	1.5	12.4	9.4
Total revenues	728.9	710.4	708.2	699.0	643.0	2,846.5	2,586.1

Expenses
Loss and loss expense incurred	385.3	398.7	381.0	386.6	367.7	1,551.5	1,498.1
Amortization of deferred policy acquisition costs	136.3	136.6	133.4	129.7	126.8	536.0	495.0
Other insurance expenses	96.1	90.2	86.7	85.1	87.0	358.1	331.3
Interest expense	7.4	7.4	7.4	11.5	6.1	33.7	24.4
Corporate expenses	2.6	6.4	9.6	12.4	3.4	30.9	25.4
Total expenses	627.6	639.2	618.0	625.3	590.9	2,510.1	2,374.4

Income before federal income tax	101.3	71.2	90.2	73.7	52.1	336.4	211.7
Federal income tax expense	19.4	15.0	18.0	12.3	6.4	64.8	32.8

Net Income	$81.9	56.2	72.3	61.3	45.8	271.6	178.9

Net realized and unrealized investment losses (gains), after tax*	0.7	2.6	(3.2)	(10.6)	26.2	(10.5)	39.6

Debt retirement costs, after tax*	—	—	—	3.3	—	3.3	—

Non-GAAP operating income**	$82.5	58.8	69.1	54.0	72.0	264.4	218.6

Weighted average shares outstanding (diluted)	60.1	60.1	59.9	59.9	59.8	60.0	59.7

Net income per share (diluted)	$1.36	0.93	1.21	1.02	0.76	4.53	3.00

Non-GAAP operating income per share (diluted)**	$1.37	0.97	1.16	0.90	1.20	4.40	3.66

*	Amounts are provided to reconcile net income to non-GAAP operating income.
** Non-GAAP measure. Refer to Page 14 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
($ in millions, except per share data)	2019	2019	2019	2019	2018

ASSETS
Investments
Fixed income securities, held-to-maturity, at carrying value	$20.8	26.9	32.4	36.5	37.1
Fixed income securities, available-for-sale, at fair value	6,095.6	5,930.2	5,757.9	5,567.4	5,273.1
Equity securities, at fair value	72.9	79.2	157.5	163.0	147.6
Short-term investments	282.5	326.1	291.4	290.7	323.9
Other investments	216.8	189.2	182.1	176.2	178.9
Total investments	6,688.7	6,551.7	6,421.3	6,233.7	5,960.7
Cash	0.3	0.5	0.5	0.5	0.5
Restricted cash	7.7	9.6	7.1	10.0	16.4
Interest and dividends due or accrued	44.8	43.0	43.1	42.1	41.6
Premiums receivable, net of allowance	823.9	860.5	877.7	814.9	770.5
Reinsurance recoverable, net of allowance	573.2	576.0	577.3	553.2	549.2
Prepaid reinsurance premiums	166.7	173.6	163.5	155.7	157.7
Deferred federal income tax	6.8	5.5	14.7	32.1	53.5
Property and equipment, net of accumulated depreciation and amortization	77.4	76.4	73.7	68.7	65.2
Deferred policy acquisition costs	271.2	279.2	273.1	260.8	252.6
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	128.6	135.5	115.7	103.1	76.9
Total assets	$8,797.2	8,719.4	8,575.6	8,282.8	7,952.7

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$4,067.2	4,055.6	4,027.1	3,966.5	3,893.9
Unearned premiums	1,523.2	1,570.2	1,536.9	1,470.3	1,431.9
Long-term debt	550.6	550.7	550.8	550.1	439.5
Current federal income tax	3.0	2.7	3.2	13.6	1.3
Accrued salaries and benefits	126.8	100.4	87.6	78.2	116.7
Other liabilities	331.5	302.4	310.6	278.9	277.6
Total liabilities	$6,602.2	6,582.0	6,516.1	6,357.5	6,160.9

Stockholders' Equity
Preferred stock of $0 par value per share	$—	—	—	—	—
Common stock of $2 par value per share	207.0	206.8	206.7	206.5	205.7
Additional paid-in capital	418.5	412.3	407.4	398.9	390.3
Retained earnings	2,080.5	2,012.5	1,968.4	1,908.1	1,858.4
Accumulated other comprehensive income (loss)	81.8	98.4	68.5	3.0	(78.0)
Treasury stock, at cost	(592.8)	(592.7)	(591.4)	(591.3)	(584.7)
Total stockholders' equity	$2,194.9	2,137.4	2,059.5	1,925.2	1,791.8
Commitments and contingencies

Total liabilities and stockholders' equity	$8,797.2	8,719.4	8,575.6	8,282.8	7,952.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ and shares in millions, except per share data)	2019	2019	2019	2019	2018	2019	2018

Book value per share
Stockholders' equity	$2,194.9	2,137.4	2,059.5	1,925.2	1,791.8	2,194.9	1,791.8
Common shares issued and outstanding, at period end	59.5	59.4	59.3	59.2	58.9	59.5	58.9
Book value per share	$36.91	35.98	34.71	32.51	30.40	36.91	30.40
Book value per share excluding unrealized gain or loss on fixed income securities	34.05	33.01	32.23	31.12	30.36	34.05	30.36
Financial results (after-tax)
Underwriting income	43.1	24.7	35.3	26.5	35.9	129.6	95.7
Net investment income	46.8	45.4	47.6	41.3	44.2	181.2	160.5
Interest expense	(5.8)	(5.8)	(5.8)	(5.8)	(4.8)	(23.3)	(19.3)
Corporate expense	(1.5)	(5.5)	(8.0)	(8.0)	(3.3)	(23.0)	(18.4)
Net realized and unrealized investment (losses) gains*	(0.7)	(2.6)	3.2	10.6	(26.2)	10.5	(39.6)
Debt retirement costs	—	—	—	(3.3)	—	(3.3)	—
Total after-tax net income	81.9	56.2	72.3	61.3	45.8	271.6	178.9
Return on average equity
Insurance segments	8.0%	4.7	7.1	5.7	8.1	6.5	5.5
Net investment income	8.6	8.6	9.6	8.9	10.0	9.1	9.2
Interest expense	(1.1)	(1.1)	(1.2)	(1.3)	(1.1)	(1.2)	(1.1)
Corporate expense	(0.3)	(1.0)	(1.6)	(1.7)	(0.7)	(1.1)	(1.1)
Net realized and unrealized investment (losses) gains	(0.1)	(0.5)	0.6	2.3	(5.9)	0.5	(2.3)
Debt retirement costs	—	—	—	(0.7)	—	(0.2)	—
Annualized ROE	15.1	10.7	14.5	13.2	10.4	13.6	10.2
Net realized and unrealized losses (gains)**	0.1	0.5	(0.6)	(2.3)	5.9	(0.5)	2.3
Debt retirement costs**	—	—	—	0.7	—	0.2	—
Annualized Non-GAAP Operating ROE***	15.2%	11.2	13.9	11.6	16.3	13.3	12.5
Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$25.0	25.0	25.0	25.0	25.0	25.0	25.0
1.56% Borrowings from FHLBNY	25.0	25.0	25.0	25.0	25.0	25.0	25.0
3.03% Borrowings from FHLBI	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.7	49.7	49.7	49.7	49.7	49.7	49.7
6.70% Senior Notes	99.1	99.1	99.1	99.1	99.1	99.1	99.1
5.875% Senior Notes	—	—	—	—	180.8	—	180.8
5.375% Senior Notes	291.0	290.9	290.9	290.7	—	291.0	—
Finance Lease Obligations	0.7	0.9	1.1	0.6	—	0.7	—
Total debt	550.6	550.7	550.8	550.1	439.5	550.6	439.5
Stockholders' equity	2,194.9	2,137.4	2,059.5	1,925.2	1,791.8	2,194.9	1,791.8
Total capitalization	$2,745.5	2,688.1	2,610.3	2,475.3	2,231.3	2,745.5	2,231.3
Ratio of debt to total capitalization	20.1%	20.5	21.1	22.2	19.7	20.1	19.7

Policyholders' surplus	$1,932.4	1,883.1	1,852.0	1,805.6	1,769.0	1,932.4	1,769.0

*	Refer to Page 2 for components of realized and unrealized investment losses and gains.
**	Amounts are provided to reconcile annualized ROE to annualized non-GAAP operating ROE.
*** Non-GAAP measure. Refer to Page 14 for definition.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2019		2019	2019	2019	2018	2019	2018

Underwriting results
Net premiums written	$628.2		676.9	701.4	672.9	582.8	2,679.4	2,514.3
Change in net premiums written, from comparable prior year period	8%		4	7	8	5	7	6

Net premiums earned	$668.4		653.6	642.6	632.6	625.3	2,597.2	2,436.2
Losses and loss expenses incurred	385.3		398.7	381.0	386.6	367.7	1,551.5	1,498.1
Net underwriting expenses incurred	227.9		222.6	215.4	210.7	210.5	876.6	808.9
Dividends to policyholders	0.7		1.0	1.6	1.8	1.7	5.1	8.0
GAAP underwriting gain	$54.5		31.3	44.6	33.6	45.4	164.0	121.2

Catastrophe losses	$6.5		24.2	29.5	20.9	15.2	81.0	88.0
(Favorable) prior year casualty reserve development	(20.0)		(14.0)	(17.0)	(10.0)	(17.5)	(61.0)	(41.5)

Underwriting ratios
Loss and loss expense ratio	57.6%		60.9	59.4	61.1	58.7	59.7	61.5
Underwriting expense ratio	34.1		34.1	33.5	33.3	33.7	33.8	33.2
Dividends to policyholders ratio	0.1		0.2	0.2	0.3	0.3	0.2	0.3
Combined ratio	91.8%		95.2	93.1	94.7	92.7	93.7	95.0

Catastrophe losses	1.0	pts	3.7	4.6	3.3	2.4	3.1	3.6
(Favorable) prior year casualty reserve development	(3.0)	pts	(2.1)	(2.6)	(1.6)	(2.8)	(2.3)	(1.7)
Combined ratio before catastrophe losses	90.8%		91.5	88.5	91.4	90.3	90.6	91.4

Combined ratio before catastrophe losses and prior year casualty development	93.8		93.6	91.1	93.0	93.1	92.9	93.1

Other Statistics
Non-catastrophe property loss and loss expenses	$100.9		108.8	92.8	108.0	94.7	410.5	405.6
Non-catastrophe property loss and loss expenses	15.1	pts	16.7	14.4	17.1	15.2	15.8	16.6
Direct new business	$127.7		129.8	146.3	145.0	129.8	548.7	530.8
Renewal pure price increases	3.8%		3.7	3.4	3.7	3.5	3.6	3.6

Non-catastrophe property losses and the non-catastrophe property loss ratios now include loss expenses. All prior periods presented have been updated to reflect this change.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2019		2019	2019	2019	2018	2019	2018

Underwriting results
Net premiums written	$500.1		532.9	557.4	546.7	449.4	2,137.1	1,975.7
Change in net premiums written, from comparable prior year period	11%		6	8	7	6	8	6

Net premiums earned	$530.6		515.2	506.6	497.2	489.8	2,049.6	1,912.2
Losses and loss expenses incurred	291.9		304.0	293.2	298.8	282.5	1,187.9	1,141.0
Net underwriting expenses incurred	185.0		180.1	174.8	170.8	170.6	710.6	654.1
Dividends to policyholders	0.7		1.0	1.6	1.8	1.7	5.1	8.0
GAAP underwriting gain	$53.0		30.0	37.1	25.8	35.0	146.0	109.1

Catastrophe losses	$2.1		14.8	21.3	16.0	12.3	54.2	64.3
(Favorable) prior year casualty reserve development	(26.0)		(16.0)	(17.0)	(10.0)	(22.0)	(69.0)	(58.0)

Underwriting ratios
Loss and loss expense ratio	55.0%		59.0	57.9	60.1	57.8	58.0	59.7
Underwriting expense ratio	34.9		35.0	34.5	34.3	34.8	34.7	34.2
Dividends to policyholders ratio	0.1		0.2	0.3	0.4	0.3	0.2	0.4
Combined ratio	90.0%		94.2	92.7	94.8	92.9	92.9	94.3

Catastrophe losses	0.4	pts	2.9	4.2	3.2	2.5	2.6	3.4
(Favorable) prior year casualty reserve development	(4.9)		(3.1)	(3.4)	(2.0)	(4.5)	(3.4)	(3.0)
Combined ratio before catastrophe losses	89.6%		91.3	88.5	91.6	90.4	90.3	90.9

Combined ratio before catastrophe losses and prior year casualty development	94.5		94.4	91.9	93.6	94.9	93.7	93.9

Other Statistics
Non-catastrophe property loss and loss expenses	$69.8		76.7	62.8	74.4	65.6	283.6	273.9
Non-catastrophe property loss and loss expenses	13.2	pts	14.9	12.4	15.0	13.4	13.8	14.3
Direct new business	$95.0		96.5	110.7	109.0	91.8	411.2	381.2
Renewal pure price increases	3.8%		3.5	3.1	3.4	3.4	3.4	3.5
Retention	84%		84	83	84	83	83	83

Non-catastrophe property losses and the non-catastrophe property loss ratios now include loss expenses. All prior periods presented have been updated to reflect this change.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2019								Quarter Ended December 31, 2018
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$88.9	71.3	162.8	136.8	28.0	7.3	4.9	500.1	78.7	67.9	144.7	119.4	26.9	7.2	4.5	449.4
Net premiums earned	91.4	78.7	174.5	145.6	26.6	8.9	5.0	530.6	84.1	80.0	158.4	127.9	26.0	8.7	4.7	489.8

Loss and loss expense ratio	39.8%	22.1	60.9	77.8	60.5	27.5	—	55.0	53.0	29.6	54.6	90.8	40.6	13.6	(0.7)	57.8
Underwriting expense ratio	39.7	28.6	34.7	32.4	40.1	56.9	57.1	34.9	39.7	27.6	35.2	32.9	40.6	48.9	53.1	34.8
Dividend ratio	—	0.9	—	—	—	—	—	0.1	0.1	1.8	—	0.1	—	—	—	0.3
Combined ratio	79.5%	51.6	95.6	110.2	100.6	84.4	57.1	90.0	92.8	59.0	89.8	123.8	81.2	62.5	52.4	92.9

Underwriting gain (loss)	$18.8	38.1	7.7	(14.9)	(0.2)	1.4	2.1	53.0	6.1	32.8	16.2	(30.5)	4.9	3.3	2.2	35.0

	Year-to-Date December 31, 2019								Year-to-Date December 31, 2018
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$373.8	309.3	699.3	590.0	107.3	37.3	20.0	2,137.1	342.0	316.6	639.7	518.9	104.8	34.9	18.7	1,975.7
Net premiums earned	353.8	311.4	669.9	554.3	105.3	35.7	19.3	2,049.6	329.7	317.6	616.2	493.1	103.4	34.0	18.3	1,912.2

Loss and loss expense ratio	55.1%	44.6	54.8	75.0	59.0	27.0	0.5	58.0	62.5	41.0	53.6	83.2	57.8	13.5	(0.3)	59.7
Underwriting expense ratio	38.8	27.9	34.8	32.9	37.5	57.3	56.5	34.7	38.3	27.4	34.9	32.4	37.2	54.4	51.0	34.2
Dividend ratio	—	1.6	—	—	—	—	—	0.2	0.2	1.9	0.1	0.1	—	—	—	0.4
Combined ratio	93.9%	74.1	89.6	107.9	96.5	84.3	57.0	92.9	101.0	70.3	88.6	115.7	95.0	67.9	50.7	94.3

Underwriting gain (loss)	$21.6	80.6	69.9	(43.8)	3.7	5.6	8.3	146.0	(3.2)	94.4	70.3	(77.4)	5.2	10.9	9.0	109.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2019		2019	2019	2019	2018	2019	2018

Underwriting results
Net premiums written	$70.9		81.6	82.7	69.4	72.7	304.6	309.3
Change in net premiums written, from comparable prior year period	(3)%		(4)	(1)	2	—	(2)	4

Net premiums earned	$76.6		76.7	77.1	77.3	77.4	307.7	304.4
Losses and loss expenses incurred	52.8		54.8	50.6	53.1	49.4	211.3	206.8
Net underwriting expenses incurred	22.6		22.5	22.0	21.1	21.6	88.2	84.9
GAAP underwriting (loss) gain	$1.2		(0.6)	4.5	3.2	6.3	8.3	12.8

Catastrophe losses	$3.0		7.9	6.1	4.1	(0.6)	21.1	17.5
Unfavorable prior year casualty reserve development	4.0		2.0	—	—	4.5	6.0	4.5

Underwriting ratios
Loss and loss expense ratio	69.0%		71.4	65.5	68.6	63.8	68.6	67.9
Underwriting expense ratio	29.5		29.4	28.6	27.3	28.0	28.7	27.9
Combined ratio	98.5%		100.8	94.1	95.9	91.8	97.3	95.8

Catastrophe losses	3.9	pts	10.3	7.9	5.3	(0.8)	6.8	5.7
Unfavorable prior year casualty reserve development	5.2		2.6	—	—	5.8	1.9	1.5
Combined ratio before catastrophe losses	94.6%		90.5	86.2	90.6	92.6	90.5	90.1

Combined ratio before catastrophe losses and prior year casualty development	89.4		87.9	86.2	90.6	86.8	88.6	88.6

Other Statistics
Non-catastrophe property loss and loss expenses	$25.9		25.2	24.5	29.1	24.8	104.7	105.3
Non-catastrophe property loss and loss expenses	33.9	pts	32.8	31.7	37.6	32.1	34.0	34.6
Direct new business	$9.7		10.2	10.5	10.3	10.7	40.7	51.5
Renewal pure price increases	4.2%		5.0	5.6	5.2	4.6	5.0	3.8
Retention	83%		83	84	84	84	83	84

Non-catastrophe property losses and the non-catastrophe property loss ratios now include loss expenses. All prior periods presented have been updated to reflect this change.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2019				Quarter Ended December 31, 2018
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$39.1	30.0	1.8	70.9	40.3	30.6	1.8	72.7
Net premiums earned	42.8	31.9	1.9	76.6	43.2	32.2	1.9	77.4

Loss and loss expense ratio	83.2%	52.8	21.2	69.0	85.1	40.8	(28.6)	63.8
Underwriting expense ratio	33.4	34.9	(153.2)	29.5	31.0	33.4	(134.6)	28.0
Combined ratio	116.6%	87.7	(132.0)	98.5	116.1	74.2	(163.2)	91.8

Underwriting (loss) gain	$(7.1)	3.9	4.4	1.2	(7.0)	8.3	5.0	6.3

	Year-to-Date December 31, 2019				Year-to-Date December 31, 2018
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$170.9	126.0	7.7	304.6	173.3	128.6	7.4	309.3
Net premiums earned	172.6	127.5	7.6	307.7	168.3	129.0	7.2	304.4

Loss and loss expense ratio	74.2%	63.5	29.8	68.6	74.4	63.2	(1.7)	67.9
Underwriting expense ratio	32.2	33.0	(125.6)	28.7	31.9	32.3	(142.6)	27.9
Combined ratio	106.4%	96.5	(95.8)	97.3	106.3	95.5	(144.3)	95.8

Underwriting (loss) gain	$(11.0)	4.4	14.9	8.3	(10.7)	5.8	17.7	12.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2019		2019	2019	2019	2018	2019	2018

Underwriting results
Net premiums written	$57.2		62.4	61.3	56.9	60.7	237.8	229.3
Change in net premiums written, from comparable prior year period	(6)%		(3)	9	19	7	4	7

Net premiums earned	$61.2		61.7	58.9	58.1	58.1	239.8	219.6
Losses and loss expenses incurred	40.6		39.8	37.3	34.7	35.8	152.3	150.3
Net underwriting expenses incurred	20.3		20.0	18.6	18.8	18.2	77.7	69.9
GAAP underwriting gain (loss)	$0.3		1.9	2.9	4.6	4.2	9.7	(0.7)

Catastrophe losses	$1.4		1.5	2.0	0.8	3.5	5.7	6.2
Unfavorable prior year casualty reserve development	2.0		—	—	—	—	2.0	12.0

Underwriting ratios
Loss and loss expense ratio	66.3%		64.5	63.3	59.7	61.5	63.5	68.5
Underwriting expense ratio	33.2		32.4	31.7	32.4	31.4	32.4	31.8
Combined ratio	99.5%		96.9	95.0	92.1	92.9	95.9	100.3

Catastrophe losses	2.3	pts	2.4	3.4	1.4	6.0	2.4	2.8
Unfavorable prior year casualty reserve development	3.3		—	—	—	—	0.8	5.5
Combined ratio before catastrophe losses	97.2%		94.5	91.6	90.7	86.9	93.5	97.5

Combined ratio before catastrophe losses and prior year casualty development	93.9		94.5	91.6	90.7	86.9	92.7	92.0

Other Statistics
Non-catastrophe property loss and loss expenses	$5.1		7.0	5.5	4.5	4.3	22.2	26.4
Non-catastrophe property loss and loss expenses	8.4	pts	11.4	9.4	7.8	7.3	9.3	12.0
Direct new business	$23.0		23.1	25.1	25.7	27.3	96.8	98.0
Renewal pure price increases	3.7%		3.7	2.8	5.6	2.9	4.0	4.7

Non-catastrophe property losses and the non-catastrophe property loss ratios now include loss expenses. All prior periods presented have been updated to reflect this change.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter Ended December 31, 2019			Quarter Ended December 31, 2018
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$42.4	14.8	57.2	47.4	13.3	60.7
Net premiums earned	46.4	14.7	61.2	44.2	13.9	58.1

Loss and loss expense ratio	73.3%	44.2	66.3	63.3	55.5	61.5
Underwriting expense ratio	32.8	34.4	33.2	31.8	30.1	31.4
Combined ratio	106.1%	78.6	99.5	95.1	85.6	92.9

Underwriting (loss) gain	$(2.8)	3.2	0.3	2.1	2.0	4.2

	Year-to-Date December 31, 2019			Year-to-Date December 31, 2018
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$178.4	59.3	237.8	174.7	54.6	229.3
Net premiums earned	182.9	57.0	239.8	164.3	55.3	219.6

Loss and loss expense ratio	68.1%	49.0	63.5	71.7	59.1	68.5
Underwriting expense ratio	32.0	33.7	32.4	31.9	31.6	31.8
Combined ratio	100.1%	82.7	95.9	103.6	90.7	100.3

Underwriting (loss) gain	$(0.1)	9.9	9.7	(5.8)	5.1	(0.7)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions)	2019	2019	2019	2019	2018	2019	2018

Net investment income
Fixed income securities
Taxable	$44.7	42.9	43.1	41.0	39.1	171.9	142.9
Tax-exempt	7.8	7.8	7.8	8.0	8.1	31.4	35.2
Total fixed income securities	52.6	50.7	50.9	49.0	47.2	203.3	178.1
Equity securities	1.7	1.9	1.7	1.6	1.9	7.0	7.8
Other investments	5.4	5.3	7.5	0.7	6.9	18.8	17.8
Short-term investments	1.4	1.4	1.8	2.0	1.5	6.7	3.5
Investment income	61.1	59.3	61.9	53.4	57.5	235.7	207.1
Investment expenses	(3.5)	(3.5)	(3.4)	(2.8)	(3.4)	(13.1)	(11.8)
Investment tax expense	(10.8)	(10.5)	(10.9)	(9.3)	(9.9)	(41.4)	(34.9)
Total net investment income, after-tax	$46.8	45.4	47.6	41.3	44.2	181.2	160.5

Net realized and unrealized capital (losses) gains
Fixed income securities	$(0.2)	(1.1)	2.1	1.1	(21.0)	1.9	(35.0)
Equity securities	0.1	21.6	0.9	2.3	0.7	24.8	18.7
Other investments	—	—	—	—	(2.7)	—	(2.7)
Realized net gains (losses) on disposals	—	20.4	2.9	3.4	(23.0)	26.7	(19.0)
Other-than-temporary impairment losses	(0.3)	(2.3)	(1.0)	(0.1)	(1.1)	(3.6)	(6.6)
Unrealized (losses) gains on equity securities	(0.6)	(20.3)	2.1	10.1	(13.8)	(8.6)	(29.4)
Total net realized and unrealized capital (losses) gains recognized in net income, before-tax	$(0.9)	(2.2)	4.0	13.5	(37.9)	14.4	(54.9)

Change in unrealized (losses) gains recognized in other comprehensive income, before-tax	$(8.0)	37.2	82.2	101.8	29.2	213.3	(83.4)

Average investment yields
Fixed income securities, before-tax	3.5%	3.5	3.6	3.6	3.6	3.6	3.4
Fixed income securities, after-tax	2.8	2.8	2.9	3.0	2.9	2.9	2.8

Total portfolio, before-tax	3.5%	3.4	3.7	3.4	3.7	3.5	3.4
Total portfolio, after-tax	2.8	2.8	3.0	2.8	3.0	2.9	2.8

Effective tax rate on net investment income	18.7%	18.7	18.6	18.4	18.3	18.6	17.8
New money purchase rates for fixed income securities, before-tax	3.1	3.1	3.4	3.9	4.1	3.3	3.7
New money purchase rates for fixed income securities, after-tax	2.4	2.5	2.7	3.1	3.3	2.7	2.9
Effective duration of fixed income portfolio including short-term (in years)	3.6	3.3	3.3	3.5	3.6	3.6	3.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Dec. 31,		Sept. 30,		June 30,		Mar. 31,		Dec. 31,
	2019		2019		2019		2019		2018
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$6,117.6	91%	5,958.6	91	5,791.8	90	5,605.3	90	5,311.4	89
Equity securities, at fair value	72.9	1	79.2	1	157.5	2	163.0	3	147.6	2
Other investments	216.8	3	189.2	3	182.1	3	176.2	3	178.9	3
Short-term investments	282.5	4	326.1	5	291.4	5	290.7	5	323.9	5
Total investments	$6,689.8	100%	6,553.2	100	6,422.7	100	6,235.2	100	5,961.9	100

Fixed income portfolio, at carry value
U.S. government obligations	$116.2	2%	120.9	2	147.1	3	127.1	2	121.3	2
Foreign government obligations	18.5	—	21.5	—	21.5	—	20.5	—	23.1	—
Obligations of state and political subdivisions	1,234.7	20	1,199.7	20	1,125.1	19	1,167.7	21	1,155.9	22
Corporate securities	1,963.7	32	1,856.8	31	1,811.8	31	1,697.1	30	1,637.0	31
Collateralized loan obligations and other asset-backed securities	793.0	13	768.4	13	767.6	13	722.2	13	717.4	14
Residential mortgage-backed securities	1,452.0	24	1,434.2	24	1,351.5	23	1,301.0	23	1,128.3	21
Commercial mortgage-backed securities	538.3	9	555.7	9	565.6	10	568.2	10	527.1	10
Total fixed income securities	$6,116.4	100%	5,957.2	100	5,790.3	100	5,603.9	100	5,310.2	100

Weighted average credit quality
Investment grade credit quality	$5,899.0	96%	5,792.6	97	5,638.6	97	5,459.3	97	5,186.2	98
Non-investment grade credit quality	218.6	4	166.0	3	153.1	3	146.0	3	125.2	2
Total fixed income securities, at fair value	$6,117.6	100%	5,958.6	100	5,791.8	100	5,605.3	100	5,311.4	100

Weighted average credit quality of fixed income portfolio	AA-		AA-		AA-		AA-		AA-

Expected maturities of fixed income securities at carry value
Due in one year or less	$395.2	6%	315.2	5	289.6	5	251.4	4	201.8	4
Due after one year through five years	3,015.5	49	3,312.5	56	2,254.3	39	2,144.2	38	2,057.7	39
Due after five years through 10 years	2,536.9	41	2,197.5	37	3,071.6	53	3,066.4	55	2,869.8	54
Due after 10 years	168.8	3	132.1	2	174.8	3	141.8	3	180.9	3
Total fixed income securities	$6,116.4	100%	5,957.2	100	5,790.3	100	5,603.9	100	5,310.2	100

Alternative investments	December 31, 2019
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	32	$210.2	93.1	118.4
Private credit	14	184.3	105.3	42.5
Real assets	8	54.0	20.7	23.3
Total	54	$448.5	219.2	184.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
($ in millions, except per share data)	2019	2019	2019	2019	2018	2019	2018

Reconciliation of net income to non-GAAP operating income
Net income	$81.9	56.2	72.3	61.3	45.8	271.6	178.9
Net realized and unrealized losses (gains), before tax*	0.9	2.2	(4.0)	(13.5)	37.9	(14.4)	54.9
Debt retirement costs, before tax	—	—	—	4.2	—	4.2	—
Tax on reconciling items	(0.2)	0.4	0.8	1.9	(11.7)	3.0	(15.3)
Non-GAAP operating income	$82.5	58.8	69.1	54.0	72.0	264.4	218.6

Reconciliation of net income per diluted share to non-GAAP operating income per diluted share
Net income per diluted share	$1.36	0.93	1.21	1.02	0.76	4.53	3.00
Net realized and unrealized losses (gains), before tax*	0.01	0.04	(0.06)	(0.22)	0.63	(0.24)	0.92
Debt retirement costs, before tax	—	—	—	0.07	—	0.07	—
Tax on reconciling items	—	—	0.01	0.03	(0.20)	0.04	(0.26)
Non-GAAP operating income per diluted share	$1.37	0.97	1.16	0.90	1.20	4.40	3.66

Reconciliation of annualized ROE to annualized non-GAAP operating ROE
Annualized ROE	15.1%	10.7	14.5	13.2	10.4	13.6	10.2
Net realized and unrealized losses (gains), before tax*	0.2	0.4	(0.8)	(2.9)	8.6	(0.7)	3.1
Debt retirement costs, before tax	—	—	—	0.9	—	0.2	—
Tax on reconciling items	(0.1)	0.1	0.2	0.4	(2.7)	0.2	(0.8)
Annualized non-GAAP operating ROE	15.2%	11.2	13.9	11.6	16.3	13.3	12.5

Non-GAAP operating income, non-GAAP operating income per diluted share, and non-GAAP operating return on equity differ from net income, income per diluted share, and return on equity, respectively, by the exclusion of: (i) after-tax net realized and unrealized gains and losses on investments; and (ii) after-tax debt retirement costs. They are used as important financial measures by management, analysts, and investors, because the realization of investment gains and losses on sales of securities in any given period is largely discretionary as to timing. In addition, these net realized investment gains and losses, other-than-temporary investment impairments that are charged to earnings, unrealized gains and losses on equity securities, and the debt retirement costs could distort the analysis of trends. These operating measurements are not intended as a substitute for net income, income per share, or return on equity prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income, net income per diluted share, and return on equity to non-GAAP operating income, non-GAAP operating income per diluted share, and non-GAAP operating return on equity, respectively, are provided in the tables above.

* Refer to Page 2 for components of realized and unrealized investment losses and gains.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of December 31, 2019
40 Wantage Avenue		A.M. Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A	A	A2	A+

Corporate Website:	Long-Term Debt Credit Rating:	bbb+	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com